SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 22, 2001

                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    1-9553                   04-2949533
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        (State or other            (Commission File          (I.R.S. Employer
jurisdiction of Incorporation)          Number)           Identification Number)


1515 Broadway, New York, New York                                  10036
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(Address of principal executives offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
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Item 5.  Other Events.
         ------------

         On June 22, 2001, Viacom Inc. ("Viacom" or, the "Registrant") and Viacom International Inc. ("Viacom International") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., on behalf of themselves and as representatives for the other underwriters named therein (collectively, the "Underwriters").

         On June 29, 2001, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $335,000,000 aggregate principal amount of Viacom's 7.25% Senior Notes due 2051 (the "Senior Notes") at an initial public offering price of 100% of the principal amount of the Senior Notes, which yielded aggregate proceeds to Viacom of $324,447,500, after payment of the underwriting discount, but before payment of expenses related to the offering.

         A form of the Senior Notes, including the guarantee endorsed thereon, is attached hereto as Exhibit 4.1. The Senior Notes were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-52728) filed on December 26, 2000 and a Registration Statement on Form S-3 (Registration No. 333-62052) filed on May 31, 2001, which Registration Statement also constitutes Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-52728), and the amendment thereto filed on June 13, 2001, and (ii) issued under an Indenture, dated as of June 22, 2001 (the "Indenture") among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee (the "Trustee"). A copy of the Indenture is attached hereto as Exhibit 4.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)     The following exhibits are filed as part of this report on Form
                 8-K:

         1.1 Underwriting Agreement, dated June 22, 2001, among Viacom and Viacom International and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., on behalf of themselves and as representatives for the other Underwriters named therein.

         4.1 Form of 7.25% Senior Notes due 2051, including the form of guarantee endorsed thereon.

         4.2 Indenture, dated as of June 22, 2001, among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      VIACOM INC.



Date:  July 3, 2001                   By: /s/ Michael D. Fricklas
                                         ---------------------------------------
                                      Name:   Michael D. Fricklas
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

1.1 Underwriting Agreement, dated June 22, 2001, among Viacom and Viacom International and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., on behalf of themselves and as representatives for the other Underwriters named therein.

4.1 Form of 7.25% Senior Notes due 2051, including the form of guarantee endorsed thereon.

4.2 Indenture dated as of June 22, 2001 among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee.